                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     Bright Horizons Family Solutions, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                     BRIGHT HORIZONS FAMILY SOLUTIONS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 1999

                              --------------------




         The 1999 annual meeting of stockholders of Bright Horizons Family Solutions, Inc. will be held at 10:00 a.m., local time, on Thursday, May 20, 1999, at the Company's corporate offices, One Kendall Square, Building 200, Cambridge, Massachusetts. At the meeting, stockholders will act on the following matters:

         1.       Election of four directors, each for a term of three years;

         2. Approval of the Company's 1998 Stock Incentive Plan, as amended; and

         3.       Any other matters that may properly come before the meeting.

         Stockholders of record at the close of business on April 1, 1999 are entitled to vote at the meeting or any postponement or adjournment.

         Your vote is important. Please COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY, in order that as many shares as possible will be represented.

                                            By order of the Board of Directors,



                                            Stephen I. Dreier
                                            Chief Administrative Officer and
                                            Secretary

Cambridge, Massachusetts
April 19, 1999

                                TABLE OF CONTENTS

                                                                                                                   Page
                                                                                                                   ----
ABOUT THE MEETING.....................................................................................................1
         What is the purpose of the annual meeting?...................................................................1
         Who is entitled to vote?.....................................................................................1
         What constitutes a quorum?...................................................................................1
         How do I vote?...............................................................................................1
         Can I change my vote after I return my proxy card?...........................................................2
         What are the Board's recommendations?........................................................................2
         What vote is required to approve each item?..................................................................2

STOCK OWNERSHIP.......................................................................................................3
         Who are the largest owners of the Company's stock?...........................................................3
         How much stock do the Company's directors and executive officers own?........................................3

ITEM 1--ELECTION OF DIRECTORS.........................................................................................4
         Directors Standing for Election..............................................................................4
         Directors Continuing in Office...............................................................................6
         How are directors compensated?...............................................................................7
         How often did the Board meet during 1998?....................................................................8
         What committees has the Board established?...................................................................8
         Executive Compensation.......................................................................................9
         Employment Agreements.......................................................................................11
         Compensation Committee Interlocks and Insider Participation.................................................12
         Report of the Compensation Committee on Executive Compensation..............................................12
         Performance Graph...........................................................................................15

ITEM 2--APPROVAL OF THE 1998 STOCK INCENTIVE PLAN, AS AMENDED, FOR THE PURPOSES
        OF SECTION 162(m) OF THE INTERNAL REVENUE CODE...............................................................16
         Summary of the Material Provisions of the Plan..............................................................16
         Options Granted Under the Plan..............................................................................18
         Certain U.S. Federal Income Tax Consequences................................................................18

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..............................................................20

INDEPENDENT PUBLIC ACCOUNTANTS.......................................................................................20

ADDITIONAL INFORMATION...............................................................................................21

EXHIBIT A - 1998 Stock Incentive Plan

                     BRIGHT HORIZONS FAMILY SOLUTIONS, INC.

209 TENTH AVENUE SOUTH, SUITE 300               ONE KENDALL SQUARE, BUILDING 200
NASHVILLE, TENNESSEE  37203-4173                  CAMBRIDGE, MASSACHUSETTS 02139


                              --------------------

                                 PROXY STATEMENT

                              --------------------


         The Board of Directors is soliciting proxies to be used at the 1999 annual meeting. This proxy statement and the enclosed proxy will be mailed to stockholders on or about April 19, 1999.

         The Company was incorporated in Delaware in April 1998. On July 24, 1998, two publicly traded companies, CorporateFamily Solutions, Inc. and Bright Horizons, Inc., were merged into two wholly owned subsidiaries of the Company. Pursuant to the merger, each share of common stock of CorporateFamily Solutions was exchanged for one share of the Company's common stock, and each share of common stock of Bright Horizons was exchanged for 1.15022 shares of the Company's common stock. The Company also assumed all outstanding options to purchase CorporateFamily Solutions and Bright Horizons common stock. Unless the context otherwise requires, references in this proxy statement to the Company for periods prior to July 24, 1998 refer to one or both of the Company's predecessors, CorporateFamily Solutions and Bright Horizons, as appropriate.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the Company's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and the approval of the Company's 1998 Stock Incentive Plan. In addition, the Company's management will report on the performance of the Company during fiscal 1998 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

         Only stockholders of record at the close of business on the record date, April 1, 1999, are entitled to receive notice of the annual meeting, and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 12,073,964 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. You can revoke your proxy at any time before it is exercised in any of three ways:

         -        by submitting written notice of revocation to the Secretary;

         - by submitting another proxy that is later dated and properly signed; or

         -        by voting in person at the meeting.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

         -        for election of the nominated slate of directors (see page 4);
                  and

         - for approval of the Company's 1998 Stock Incentive Plan, as amended (see page 16).

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast by the stockholders entitled to vote at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

         APPROVAL OF 1998 STOCK INCENTIVE PLAN; OTHER ITEMS. To approve the 1998 Stock Incentive Plan and any other item, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such item will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to the approval of the 1998 Stock Incentive Plan or another item to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those items and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF THE COMPANY'S STOCK?

         The following table shows those stockholders, other than directors and executive officers, who beneficially own more than 5% of the Company's common stock.

----------------------------------------------------------------------------------------------
                                                           AGGREGATE NUMBER         PERCENT OF
                                                               OF SHARES              SHARES
                         NAME                             BENEFICIALLY OWNED       OUTSTANDING
John McStay Investment Counsel (1).....................        1,149,182               9.5%

Essex Investment Management Company (2)................        1,146,878               9.5%

Capital Research and Management Company (3)............        1,050,000               8.7%
----------------------------------------------------------------------------------------------

(1) This information is based upon information provided to the Company on March 22, 1999 by John McStay Investment Counsel. Its principal address is 5949 Sherry Lane, Suite 1560, Dallas, Texas 75225.
(2) This information is based upon a Schedule 13G/A filed on February 5, 1999. Essex Investment Management Company is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 and reports sole voting power as to 862,973 shares and sole dispositive power as to 1,146,878 shares of the Company's common stock. Its principal address is 125 High Street, Boston, MA 02110.
(3) This information is based upon a Schedule 13G filed on February 11, 1999. Capital Research and Management Company is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 and reports sole dispositive power as to 1,050,000 shares of the Company's common stock. Its principal address is 333 South Hope Street, Los Angeles, CA 90071.

HOW MUCH STOCK DO THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

         The following table shows the amount of common stock of the Company beneficially owned (unless otherwise indicated) by the Company's directors, the executive officers of the Company named in the Summary Compensation Table below and the directors and executive officers of the Company as a group. Except as otherwise indicated, all information is as of the record date, April 1, 1999.

------------------------------------------------------------------------------------------------------------------------------
                                                                AGGREGATE NUMBER        RIGHT TO ACQUIRE        PERCENT OF
                                                             OF OUTSTANDING SHARES         WITHIN 60              SHARES
                           NAME                              BENEFICIALLY OWNED(1)          DAYS(2)            OUTSTANDING(3)
Roger H. Brown.............................................          464,858                297,604                 6.2%

Linda A. Mason.............................................          464,858                297,604                 6.2%

Robert D. Lurie............................................          613,151                     --                 5.1%

Marguerite W. Sallee.......................................          206,864                191,155                 3.2%

Mary Ann Tocio.............................................           20,000                114,438                 1.1%

E. Townes Duncan...........................................          114,404                 13,650                 1.1%

Stephen I. Dreier..........................................           47,773                 46,924                 *

Michael E. Hogrefe.........................................           27,500                 33,500                 *

William H. Donaldson.......................................            1,000                 28,755                 *

Sara Lawrence-Lightfoot....................................               --                  9,584                 *

Fred K. Foulkes............................................            9,201                     --                 *

Joshua Bekenstein..........................................            7,906                     --                 *

JoAnne Brandes.............................................               --                  3,900                 *

Ian M. Rolland.............................................            1,000                     --                 *

Directors and executive officers as a group (14 persons)           1,513,657                748,510                17.6%
------------------------------------------------------------------------------------------------------------------------------

* Represents less than 1% of the Company's outstanding common stock

(1) The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Certain of the Company's directors and executive officers disclaim beneficial ownership of some of the shares included in the table, as follows:

         -        Mr. Brown - 250,763 shares held by Mr. Brown and Linda A.
                  Mason, his wife, as co-trustees of the Roger H. Brown Trust, 213,261 shares held by Ms. Mason and Mr. Brown, as co-trustees of the Linda A. Mason Trust and 834 shares held by Mr. Brown's minor daughter. North American Management Corp., the investment advisor of the Roger H. Brown Trust and Linda A. Mason Trust, has discretionary authority to dispose of the shares held in the trusts.
         -        Ms. Mason - 213,261 shares held by Ms. Mason and Roger H.
                  Brown, her husband, as co-trustees of the Linda A. Mason Trust, 250,763 shares held by Mr. Brown and Ms. Mason as co-trustees of the Roger H. Brown Trust and 834 shares held by Ms. Mason's minor daughter. North American Management Corp., the investment advisor of the Roger H. Brown Trust and Linda
                  A. Mason Trust, has discretionary authority to dispose of the shares held in the trusts.
         -        Mr. Lurie - 1,651 shares held by Jane Kyle-Lurie, his wife.
         - Ms. Sallee - 3,998 shares held by Dr. Arthur Knox Patterson, her husband, as custodian for Dr. Patterson's children.
         -        Mr. Duncan - 106,794 shares held by Solidus, LLC, of which Mr.
                  Duncan is the president and a significant interest holder, except to the extent of his pecuniary interest in Solidus, LLC, 400 shares held by his children, 100 shares held by his wife and 56 shares held in several trusts of which his wife is trustee.

(2) Reflects the number of shares that could be purchased upon exercise of options available at April 1, 1999 or within 60 days thereafter under the Company's stock option plans. Certain of the Company's directors and executive officers disclaim beneficial ownership of shares purchasable upon exercise of options included in the table, as follows:

         - Mr. Brown - 106,435 shares issuable upon exercise of options held by Linda A. Mason, his wife.
         - Ms. Mason - 191,169 shares issuable upon exercise of options held by Roger H. Brown, her husband.

(3) Based on the number of shares outstanding at, or that could be purchased upon exercise of options within 60 days of, April 1, 1999.


                          ITEM 1--ELECTION OF DIRECTORS

                         DIRECTORS STANDING FOR ELECTION

         The Board of Directors of the Company is divided into three classes (Class I, Class II, and Class III). At each annual meeting of stockholders, directors constituting one class are elected for a three-year term. The Company's Certificate of Incorporation provides that each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. The current Board of Directors is comprised of eleven members, four of whom will be elected at the annual meeting. The Board of Directors has nominated and recommends to the stockholders JoAnne Brandes, Joshua Bekenstein, Roger H. Brown and Robert D. Lurie, each of whom is an incumbent Class I director, for election as Class I directors to serve until the annual meeting of stockholders in 2002 and until such time as their respective successors are duly elected and qualified.

         If any of the nominees should become unable to accept election, the persons named in the proxy may vote for such other person or persons as may be designated by the Board of Directors. Management has no reason to believe that any of the nominees named above will be unable to serve. Certain information with respect to the nominees for election as Class I directors and with respect to Class II and Class III directors (who are not nominees for election at the annual meeting) is set forth below.

                                CLASS I DIRECTORS

                      (TO BE ELECTED; TERMS EXPIRE IN 2002)

--------------------------------------------------------------------------------
JoAnne Brandes                                                            Age 45

JoAnne Brandes has served as a director of the Company since the merger. From December 1995 until the merger, Ms. Brandes served as a director of CorporateFamily Solutions. Ms. Brandes has served as Senior Vice President, General Counsel and Secretary for S.C. Johnson Commercial Markets, Inc., a manufacturer and marketer of cleaning and sanitation products and services since October 1997. From October 1996 to October 1997, Ms. Brandes served as Vice President and General Counsel for S.C. Johnson Commercial Markets, Inc. Prior to that time, Ms. Brandes served as Vice President of Corporate Communication Worldwide for S.C. Johnson & Son, Inc., a manufacturer of cleaning and personal care products, from May 1992 to October 1996. Prior thereto, Mr. Brandes served as Senior Legal Counsel to S.C. Johnson & Son, Inc. from 1981 to 1992. Ms. Brandes serves as a director of Alternative Resources Corporation, a temporary technical staffing company; a director of JohnsonFamily Funds, Inc.; a Regent in the University of Wisconsin System Board of Regents; Director of Child Care Action Campaign, a not-for-profit organization which promotes quality child care; and a member of the State of Wisconsin's Governor's Child Care Council.

--------------------------------------------------------------------------------
Joshua Bekenstein                                                         Age 40

Joshua Bekenstein has served as a director of the Company since the merger. From 1986 until the merger, Mr. Bekenstein served as a director of Bright Horizons. Since 1993, Mr. Bekenstein has been a Managing Director of Bain Capital, Inc. and has been a general partner of Bain Venture Capital since its inception in 1987. Mr. Bekenstein also serves as a director of Waters Corporation, a manufacturer and distributor of high performance liquid chromatography instruments, Sealy Mattress Company, the leading conventional bedding manufacturer in North America, and The Horizons Initiative, a non-profit organization that provides support for homeless children and their families.

--------------------------------------------------------------------------------
Roger H. Brown                                                            Age 42

Roger H. Brown has served as a director and President of the Company since the merger. Mr. Brown co-founded Bright Horizons and served as Chairman and Chief Executive Officer of Bright Horizons from its inception in 1986 until the merger. Prior to 1986, he worked as a management consultant for Bain & Company, Inc. Mr. Brown currently serves as a director on the Governing Board of the NAEYC, the Child Care Action Campaign, The Horizons Initiative and Advantage Schools, Inc., a charter school management company. Mr. Brown is the husband of Linda A. Mason.

--------------------------------------------------------------------------------
Robert D. Lurie                                                           Age 53

Robert D. Lurie has served as a director of the Company since the merger. Prior to the merger, Mr. Lurie served as a director and Chairman of CorporateFamily Solutions since December 1995 and as Director of Research and Development since January 1998. He was President of The Resource Group, a division of CorporateFamily Solutions focused on providing consulting and resource support to work/life center operations, from October 1995 to December 1997. From 1984 to 1995, Mr. Lurie served as President and Chief Executive Officer of Resources for Child Care Management, Inc., which was acquired by CorporateFamily Solutions in October 1995.

--------------------------------------------------------------------------------

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THESE NOMINEES.

                         DIRECTORS CONTINUING IN OFFICE

                               CLASS II DIRECTORS
                             (TERMS EXPIRE IN 2000)

--------------------------------------------------------------------------------
E. Townes Duncan                                                          Age 45

E. Townes Duncan has served as a director of the Company since the merger. From April 1988 until the merger, Mr. Duncan served as a director of CorporateFamily Solutions. Mr. Duncan has served as the President of Solidus, LLC, a private investment firm, since January 1997. Mr. Duncan was a director of Comptronix Corporation, a provider of electronics contract manufacturing services and served as Chairman of the Board and Chief Executive Officer from November 1993 to May 1997. Comptronix Corporation filed a petition for Chapter 11 protection on August 9, 1996. From 1985 to November 1993, Mr. Duncan was a Vice President and principal of Massey Burch Investment Group, Inc., a venture capital corporation. Mr. Duncan is a director of J. Alexander's Corporation, an owner and operator of restaurants.

--------------------------------------------------------------------------------
Sara Lawrence-Lightfoot                                                   Age 54

Dr. Sara Lawrence-Lightfoot has served as a director of the Company since the merger. From 1993 until the merger, Dr. Lawrence-Lightfoot served as a director of Bright Horizons. Since 1972, Dr. Lawrence-Lightfoot has been a professor of education at Harvard University. In addition to serving as a director of Bright Horizons, Dr. Lawrence-Lightfoot is also a director of the Globe Newspaper Company, a subsidiary of The New York Times Company. Dr. Lawrence-Lightfoot has received honorary degrees from 16 universities and colleges including Bank Street College and Wheelock College, two of the nation's foremost schools of early childhood education.

--------------------------------------------------------------------------------
Marguerite W. Sallee                                                      Age 53

Marguerite W. Sallee has served as a director and Chief Executive Officer of the Company since the merger. Ms. Sallee is a founder of CorporateFamily Solutions and served as President, Chief Executive Officer and a director of CorporateFamily Solutions from February 1987 until the merger. Prior thereto, Ms. Sallee served as Commissioner of Human Services in former Tennessee Governor Lamar Alexander's cabinet. She is a director of Saks Incorporated, an owner and operator of department stores, a director of MagneTek, Inc., a manufacturer of integrated electrical products, and is a former Chairman of the Nashville Area Chamber of Commerce. In addition, Ms. Sallee is a delegate to the Presidential Summit for Children.

--------------------------------------------------------------------------------

                               CLASS III DIRECTORS
                             (TERMS EXPIRE IN 2001)

--------------------------------------------------------------------------------
William H. Donaldson                                                      Age 67

William H. Donaldson has served as a director of the Company since the merger. From January 1998 until the merger, Mr. Donaldson served as a director of Bright Horizons. Mr. Donaldson currently serves as Senior Advisor at the investment banking firm he co-founded in 1959, Donaldson, Lufkin & Jenrette, Inc. He served as Chairman and Chief Executive Officer at Donaldson, Lufkin & Jenrette, Inc. until 1973, when he became Undersecretary of State under Dr. Henry Kissinger and later counsel to Vice President Nelson Rockefeller. Mr. Donaldson served as chairman and chief executive officer of the New York Stock Exchange from 1990 until 1995. He was the founding dean of the Yale University School of Management and held the tenured chair as the William S. Beinecke Professor of Management Studies. Mr. Donaldson serves on the boards of directors of Aetna, Inc. and Philip Morris Companies, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fred K. Foulkes                                                           Age 57

Professor Fred K. Foulkes has served as a director of the Company since the merger. Mr. Foulkes has been the Director of the Human Resources Policy Institute for Boston University School of Management since 1981 and has taught courses in human resource management and strategic management at Boston University since 1980. From 1968 to 1980, Professor Foulkes was a member of the Harvard Business School faculty. His principal publications include Personnel Policies in Large Nonunion Companies and Executive Compensation: A Strategic Guide for the 1990's. Professor Foulkes is a recipient of the Employment Management Association Award and the Fellow Award, the National Academy of Human Resources award of distinction for outstanding achievement in the human resource profession.

--------------------------------------------------------------------------------
Linda A. Mason                                                            Age 44

Linda A. Mason has served as a director and Chairman of the Board of the Company since the merger. Ms. Mason co-founded Bright Horizons and served as a director and President of Bright Horizons from its inception in 1986 until the merger. From its inception until September 1994, Ms. Mason also acted as Bright Horizons' Treasurer. Prior to founding Bright Horizons, Ms. Mason was co-director of the Save the Children relief and development effort in Sudan and worked as a program officer with CARE in Thailand. Prior to 1986, Ms. Mason worked as a management consultant with Booz, Allen and Hamilton. Ms. Mason also is a director of The Horizons Initiative and Whole Foods Market, Inc., which owns and operates retail food stores, is a Fellow of the Yale Corporation and serves on the Advisory Board for the Yale School of Management. Ms. Mason is the wife of Roger H. Brown.

--------------------------------------------------------------------------------
Ian M. Rolland                                                            Age 65

Ian M. Rolland has served as a director of the Company since September 1998. Mr. Rolland is a director of Lincoln National Corporation, which provides life insurance and annuities, property-casualty insurance and related services through its subsidiary companies. Mr. Rolland was Chairman and Chief Executive Officer of Lincoln National Corporation from 1992 until July 1998 and President and Chief Executive Officer from 1975 to 1992. Mr. Rolland is also a director of Wells Fargo & Co., a nationwide financial services company, NIPSCO Industries, Inc., a holding company for various utility companies, and Tokheim Corporation, a manufacturer and servicer of electronic and mechanical petroleum dispensing systems.

--------------------------------------------------------------------------------

HOW ARE DIRECTORS COMPENSATED?

         BASE COMPENSATION. Each non-employee director receives $2,000 for each regularly scheduled Board meeting attended in person or by conference call, and $500 for each specially scheduled meeting attended in person or by conference call. Each non-employee director that is a member of the Audit Committee, Compensation Committee, or Nominating Committee also receives $500 for each committee meeting attended. Directors who are also employees of the Company receive no additional compensation for service as directors.

         OPTIONS. On the date of each annual meeting of stockholders, each non-employee director will be granted an option to purchase 1,000 shares of the Company's common stock, so long as he or she has missed no more than one of the regular meetings of the Board of Directors in the previous year. The exercise price of the options will be the closing market price of the Company's common stock on the date of grant. The options shall vest in one-third increments with one-third vesting equally on the first, second and third anniversary dates of the initial grant, so long as the non-employee director continues to serve as a director of the Company. In 1998, each non-employee director also received a one-time grant of an option to purchase 5,000 shares of the Company's common stock, which vests in one-third increments with one-third vesting equally on the first, second and third anniversary dates of the grant.

HOW OFTEN DID THE BOARD MEET DURING 1998?

         During 1998 following the merger, the Board of Directors met twice. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he or she served, except for Ms. Brandes and Mr. Donaldson who each attended 50% of the meetings.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

         The Board of Directors has standing Audit, Compensation and Nominating Committees.

         AUDIT COMMITTEE. The Audit Committee is responsible for making recommendations to the Board of Directors concerning the Company's financial statements and the appointment of independent accountants, reviewing significant audit and accounting policies and practices, meeting with the Company's independent accountants concerning, among other things, the scope of audits and reports, and reviewing the performance of the overall accounting and financial controls of the Company. The members of the Audit Committee are Ian Rolland (chair) and JoAnne Brandes. The Audit Committee did not meet in 1998.

         COMPENSATION COMMITTEE. The Compensation Committee is charged with reviewing and approving salaries, bonuses, and other compensation and benefits of executive officers, advising management regarding benefits and other terms and conditions of compensation, and administering the Company's employee stock incentive plan. The members of the Compensation Committee are E. Townes Duncan (chair) and Joshua Bekenstein. The Compensation Committee met one time in 1998.

         NOMINATING COMMITTEE. The Nominating Committee is responsible for developing general criteria concerning the qualifications and selection of Board members and recommending candidates for such positions to the Board of Directors. The Nominating Committee considers director nominees from stockholders for election at each annual meeting of stockholders if a written nomination is received by the Company's Secretary not less than 60 days nor more than 90 days prior to the meeting (nomination procedures are discussed in greater detail in our bylaws which will be provided upon written request). The members of the Nominating Committee are Dr. Sara Lawrence-Lightfoot (chair), William H. Donaldson and Fred K. Foulkes. The Nominating Committee did not meet in 1998.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning total compensation earned or paid to the Chief Executive Officer and certain other executive officers of the Company who served in such capacities as of December 31, 1998 (the "named executive officers") for services rendered to the Company, or to one of its predecessors prior to the merger.

                         SUMMARY COMPENSATION TABLE (1)

-----------------------------------------------------------------------------------------------------------------
                                                                                LONG-TERM
                                                                              COMPENSATION
                                          ANNUAL COMPENSATION                    AWARDS
                                     -----------------------------      --------------------------
                                                                                         NUMBER OF
                                                                        RESTRICTED      SECURITIES     ALL OTHER
    NAME AND PRINCIPAL               FISCAL     SALARY       BONUS        STOCK         UNDERLYING   COMPENSATION
         POSITION                     YEAR     ($) (2)     ($) (3)      AWARD(S)($)      OPTIONS       ($) (4)
         --------                     ----     -------     -------      -----------      -------       -------
Linda A. Mason (5) ..............     1998      86,107      37,500             --         25,000        2,027
   Chairman of the Board ........     1997      92,381      37,500             --         95,851        1,154

Marguerite W. Sallee ............     1998     160,993      45,000             --         25,000        2,455
   Chief Executive Officer ......     1997     150,563      45,000             --             --        2,166
                                      1996     126,855      10,000             --        188,500           --

Roger H. Brown ..................     1998     175,000      72,500             --         25,000        2,500
   President ....................     1997     167,875      92,500             --        184,035        2,065

Michael E. Hogrefe ..............     1998     145,928      40,000             --         25,000        6,684
   Chief Financial Officer ......     1997     129,556      38,729             --         26,000        6,809
                                      1996     120,008      25,000        325,000(6)       6,500        4,800

Mary Ann Tocio ..................     1998     159,231      45,000             --         27,000        9,075
   Chief Operating Officer ......     1997     142,596      45,000             --         76,680        9,181

Stephen I. Dreier ...............     1998     148,923      30,000             --         18,000        2,013
   Chief Administrative Officer       1997     142,192      32,500             --         38,340        2,375
     and Secretary
-----------------------------------------------------------------------------------------------------------------

--------------------
(1) The above table reports the compensation for the named executive officers earned during calendar years 1998, 1997 and 1996, excluding compensation received in 1996 by Ms. Mason, Mr. Brown, Ms. Tocio and Mr. Dreier, former executive officers of Bright Horizons (not required by Item 402(b) of Regulation S-K under the Securities Exchange Act of 1934 because fiscal 1997 was Bright Horizons' last completed fiscal year prior to it becoming a reporting company).
(2)  Includes amounts deferred by the employee under the Company's 401(k) plan.
(3) Bonuses earned by Ms. Mason, Mr. Brown, Ms. Tocio and Mr. Dreier during calendar 1998 represent $25,000, $50,000, $20,000 and $15,000, respectively, paid by Bright Horizons, Inc. and $12,500, $22,500, $25,000 and $15,000, respectively, earned as a result of their service to the Company in 1998.
(4) Consists of company matching contributions to the employee's 401(k) plan account and contributions made by the Company for car allowances to Ms. Tocio and Mr. Hogrefe.
(5) Ms. Mason worked part-time during fiscal 1997 and fiscal 1998, and, accordingly, the compensation payable under her employment agreement was adjusted to reflect the services she performed.
(6) Mr. Hogrefe received a restricted stock grant for 32,500 shares of common stock under CorporateFamily Solutions' 1996 Stock Incentive Plan, subject to certain restrictions, which restrictions were terminated by CorporateFamily Solutions' Board of Directors upon the closing of CorporateFamily Solutions' initial public offering on August 12, 1997. Because there was no trading market for the CorporateFamily Solutions common stock on the date of grant, the value of the shares has been presented as the value of the shares at the initial public offering price per share of the CorporateFamily Solutions common stock ($10.00).

OPTION GRANTS FOR 1998

         The table below sets forth the following information with respect to option grants to the named executive officers during 1998 under the Company's 1998 Stock Incentive Plan:

         - the number of shares of common stock underlying options granted during the year;
         - the percentage that such options represent of all options granted to employees during the year;
         -        the exercise price;
         -        the expiration date; and
         - the potential realizable value of the options assuming both a 5% and 10% annual return on the underlying common stock for the remaining term of the options.


------------------------------------------------------------------------------------------------------------------------------

                                                        INDIVIDUAL GRANTS
                            ------------------------------------------------------------------
                                NUMBER OF         PERCENT OF TOTAL                               POTENTIAL REALIZABLE VALUE AT
                                SECURITIES        OPTIONS GRANTED     EXERCISE                      ASSUMED ANNUAL RATES OF
                            UNDERLYING OPTIONS    TO EMPLOYEES IN       PRICE       EXPIRATION   STOCK APPRECIATION FOR OPTION
          NAME                GRANTED(#)(1)           1998(%)         ($/SHARE)        DATE                  TERMS
          ----              ------------------    ----------------    ---------     ----------   -----------------------------
                                                                                                      5%($)          10%($)
                                                                                                    --------         -------
Linda A. Mason...........       5,000(1)                0.86            19.00        10/14/08         59,745         151,406
                               20,000(2)                3.46            19.00        10/14/08        238,980         605,622
Marguerite W. Sallee.....       5,000(1)                0.86            19.00        10/14/08         59,745         151,406
                               20,000(2)                3.46            19.00        10/14/08        238,980         605,622
Roger H. Brown...........       5,000(1)                0.86            19.00        10/14/08         59,745         151,406
                               20,000(2)                3.46            19.00        10/14/08        238,980         605,622
Michael E. Hogrefe.......       5,000(1)                0.86            19.00        10/14/08         59,745         151,406
                               20,000(2)                3.46            19.00        10/14/08        238,980         605,622
Mary Ann Tocio...........       7,000(1)                1.21            19.00        10/14/08         83,643         211,968
                               20,000(2)                3.46            19.00        10/14/08        238,980         605,622
Stephen I. Dreier........       5,000(1)                0.86            19.00        10/14/08         59,745         151,406
                               13,000(2)                2.25            19.00        10/14/08        155,337         393,654
------------------------------------------------------------------------------------------------------------------------------

------------

(1) Options will vest annually over five years in one-fifth increments beginning January 1, 1999.
(2) Options will vest annually over five years in one-fifth increments beginning July 24, 1999.

OPTION EXERCISES AND VALUES FOR 1998

         The table below sets forth the following information with respect to option exercises during 1998 by each of the named executive officers and the status of their options at December 31, 1998:

         - the number of shares of common stock acquired upon exercise of options during 1998;
         - the aggregate dollar value realized upon the exercise of such options;
         - the total number of shares of common stock underlying exercisable and non-exercisable stock options held at December 31, 1998; and
         - the aggregate dollar value of in-the-money exercisable options at December 31, 1998.

--------------------------------------------------------------------------------------------------------------------------------
                              NUMBER OF                          NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                               SHARES             VALUE                OPTIONS AT            IN-THE-MONEY OPTIONS AT
                            ACQUIRED UPON       REALIZED          DECEMBER 31, 1998(#)        DECEMBER 31, 1998($)2)
                             EXERCISE OF          UPON        ---------------------------   ---------------------------
           NAME             OPTIONS (#) (1)    EXERCISE($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----             ---------------    -----------    -----------   -------------   -----------   -------------
Linda A. Mason............     21,246            383,294        105,435         25,000       2,072,272       200,000
Marguerite W. Sallee......    105,400          1,973,236        227,471         25,000       4,533,577       200,000
Roger H. Brown............     21,246            383,294        228,509         25,000       4,689,720       200,000
Michael E. Hogrefe........         --                 --         32,500         25,000         597,545       200,000
Mary Ann Tocio............     20,000            364,500        113,038         27,000       2,410,067       216,000
Stephen I. Dreier.........     29,030            433,035         63,942         18,000       1,405,625       144,000
--------------------------------------------------------------------------------------------------------------------------------

---------------------
(1) Certain of the shares acquired upon exercise were shares of Bright Horizons common stock or CorporateFamily Solutions common stock acquired upon exercise of options prior to the merger and converted into shares of the Company's common stock, as follows:

         - Ms. Mason - 18,472 shares of Bright Horizons common stock were converted into 21,246 shares of the Company's common stock
         - Ms. Sallee - 75,400 shares of CorporateFamily Solutions common stock were converted into 75,400 shares of the Company's common stock
         - Mr. Brown -18,472 shares of Bright Horizons common stock were converted into 21,246 shares of the Company's common stock
         - Mr. Dreier - 23,500 shares of Bright Horizons common stock were converted into 27,030 shares of the Company's common stock

(2) The aggregate dollar value of the options held at year-end are calculated as the difference between the fair market value of the common stock ($27 as reported on The Nasdaq National Market on December 31, 1998) and the respective exercise prices of the stock options.

                              EMPLOYMENT AGREEMENTS

         In connection with the closing of the merger on July 24, 1998, the Company entered into employment agreements with Ms. Mason, Ms. Sallee, Mr. Brown, Ms. Tocio and Mr. Hogrefe. The terms and conditions of the employment agreements are summarized below:

COMPENSATION

         - The employment agreements provide a base salary for each of the named executive officers for a set term, as set forth below:

                           -----------------------------------------------------

                                                   BASE SALARY         TERM
                                                   -----------         ----
                           Linda A. Mason .....     $160,000        54 months
                           Marguerite W. Sallee     $200,000(1)     54 months
                           Roger H. Brown .....     $200,000(1)     54 months
                           Mary Ann Tocio .....     $160,000(1)     24 months
                           Michael E. Hogrefe .     $160,000        24 months(2)
                           -----------------------------------------------------

                  (1) For 1998, Ms. Sallee, Mr. Brown and Ms. Tocio agreed to an adjusted base salary of $175,000, $175,000 and $165,000, respectively.

                  (2) If Mr. Hogrefe relocates to Boston upon the request of the Company during the term of his employment agreement, the term will be extended for a period of 24 months following the date of relocation.

         - The named executive officers are also eligible to receive certain benefits and incentive bonus compensation including cash bonuses and stock-based awards.

TERMINATION AND RESIGNATION

         - The employment agreements may be terminated by the Company or the employee may resign at any time.

         - If the Company terminates the employee's employment for "cause" (as defined in the employment agreements) or the employee resigns for any reason other than for "good reason" (as defined in the employment agreements), the employee will receive all accrued salary and benefits due as of the date of termination or resignation.

         - If the employee dies or becomes disabled, the employee will receive all accrued salary, benefits and incentive bonus compensation as of the date of death or disability.

         - If the Company terminates the employee's employment without "cause" or the employee resigns for "good reason", the employee will receive a lump sum payment of (i) 2.99 times his or her base salary (in the case of Ms. Mason, Ms. Sallee and Mr. Brown) or his or her base salary (in the case of Mr. Hogrefe and Ms. Tocio) plus (ii) all accrued benefits and incentive bonus compensation.

         - If Mr. Hogrefe relocates to Boston and is terminated without "cause" or resigns for "good reason" within 24 months of such relocation, he will receive two times his base salary plus all accrued benefits and incentive bonus compensation.

RESTRICTIVE COVENANTS

         - Among other things, the employment agreements prohibit each employee from competing against the Company, divulging any trade secrets or other confidential information of the Company, hiring away any employees of the Company and taking any property (memoranda, notes, lists, records, etc.) relating to the Company's business made or compiled by, or made available to, the employee during the term of his or her employment.

         - These restrictive covenants will apply for 24 months (in the case of Ms. Mason, Ms. Sallee and Mr. Brown) or 12 months (in the case of Mr. Hogrefe and Ms. Tocio) following such employee's termination or resignation from the Company.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Ms. Sallee, the Chief Executive Officer and a director of the Company, serves on the Human Resources/Option Committee, which acts as the compensation committee, of Saks Incorporated. R. Brad Martin, who resigned as a director of the Company in September 1998, is the Chairman of the Board and Chief Executive Officer of Saks Incorporated.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         Decisions concerning the compensation of the Company's executive officers are made by the Compensation Committee of the Board of Directors. Each member of the Compensation Committee is a non-employee director. The Compensation Committee has the responsibility for reviewing and approving salaries, bonuses, and other compensation and benefits of executive officers, advising management regarding benefits and other terms and conditions of compensation, and administering the Company's stock incentive plans.

WHAT IS THE COMPANY'S PHILOSOPHY AND POLICIES FOR EXECUTIVE OFFICER
COMPENSATION?

         The Compensation Committee believes that the primary objectives of the Company's executive compensation policy should be:

         - to attract and retain talented executives by providing a compensation program that is competitive with the compensation provided to executives at companies of comparable size and position in service businesses, while maintaining compensation within levels that are consistent with the Company's business plan, financial objectives and operating performance;

         - to provide appropriate incentives for executives to work towards the achievement of the annual performance goals established by the Company; and

         - to more closely align the interests of its executives with those of stockholders by providing long-term incentive compensation in the form of stock option awards and other equity-based, long-term incentive compensation.

         The Compensation Committee believes that the Company's executive compensation policies should be reviewed during the first half of the fiscal year after the financial results of the prior fiscal year become available. The policies should be reviewed in light of their consistency with the Company's financial performance, its operating plan and its position within the child care and education industry, as well as the compensation policies of similar companies in the child care and education business and other service businesses. The compensation of individual executive officers is then reviewed annually by the Compensation Committee in light of its executive compensation policies for that year.

         In setting and reviewing compensation for the executive officers, the Compensation Committee considers a number of different factors designed to assure that compensation levels are properly aligned with the Company's business strategy, corporate culture and operating performance. Among the factors considered are the following:

         - Comparability--The Compensation Committee considers the compensation packages of similarly situated executives at companies deemed to be most comparable to the Company. The objective is to maintain competitiveness in the marketplace in order to attract and retain the highest quality executives. This is a principal factor in setting base levels of compensation.

         - Pay for Performance--The Compensation Committee believes that compensation should be in part directly linked to operating performance. To achieve this link with regard to short-term performance, the Compensation Committee has relied on cash bonuses which have been determined on the basis of certain objective and subjective factors after receiving the recommendations of senior management.

         - Equity Ownership--The Compensation Committee believes that an integral part of the executive compensation program at the Company is equity-based compensation plans which encourage and create ownership of the Company's stock by its executives, thereby more closely aligning executives' long-term interests with those of the stockholders. These long-term incentive programs are principally reflected in the Company's stock-based incentive plans. The Compensation Committee believes that significant stock ownership is a major incentive in building stockholder value and reviews awards of equity-based incentives with that goal in mind.

         - Qualitative Factors--The Compensation Committee believes that in addition to corporate performance and specific division performance, it is appropriate to consider in setting and reviewing executive compensation the personal contributions that a particular individual may make to the success of the corporate enterprise. Such qualitative factors as leadership skills, planning initiatives development skills, public affairs and civic involvement have been deemed to be important qualitative factors to take into account in considering levels of compensation.

HOW WAS BASE COMPENSATION DETERMINED IN 1998?

         The Compensation Committee did not review and approve the base compensation for the Company's executive officers in 1998. Instead, the compensation and employment agreements for the executive officers, including the Chief Executive Officer, were negotiated in connection with the merger and approved by the boards of directors of the Company and the Company's predecessors in connection with the approval of the merger agreement. A summary of those employment agreements is provided above under "Employment Agreements." Two of the executive officers, including the Chief Executive Officer, agreed to reduce the base salary set forth in their employment agreements for 1998 as set forth above under "Employment Agreements."

HOW WAS INCENTIVE COMPENSATION DETERMINED IN 1998?

         Annual Incentive Compensation. For 1998, the Compensation Committee reviewed the Company's executive officer performance in terms of achieving pre-tax profitability targets, the successful integration of the Company following the merger and each executive officer's contribution to the achievement of these objectives. The Committee considered the fact that the former executive officers of Bright Horizons (Ms. Mason, Mr. Brown, Ms. Tocio and Mr. Dreier) received incentive compensation payments for Bright Horizon's fiscal 1998 ended June 30, 1998 and therefore would only be eligible for incentive compensation for the second half of calendar year 1998. The former executive officers of CorporateFamily Solutions (Ms. Sallee and Mr. Hogrefe) were eligible for the full year. Based on its review of the performance goals and on subjective factors taken into consideration, the Compensation Committee approved incentive payments aggregating $160,000 for 1998, including $45,000 for the Chief Executive Officer. No factors in addition to the ones discussed above were considered in setting the incentive compensation of the Chief Executive Officer.

         Long-Term Incentive Compensation. The Compensation Committee believes the Company as a part of its regular executive compensation policies should grant awards of long-term, equity-based incentives to executive officers as part of the compensation package that is reviewed annually for each executive officer. In making these awards, the Compensation Committee establishes guidelines at the time of the annual review and takes into account the recommendations of the Chief Executive Officer and the President prior to approving awards of long-term, equity-based incentive compensation to the other executive officers.

         During 1998, the Compensation Committee reviewed the amount of stock option holdings by the Company's executive officers and the terms of these options. Based on the Compensation Committee's desire to encourage and create ownership of the Company's common stock by its executive officers and to use equity-based incentives as a retention tool, the Compensation Committee determined to grant stock options for an aggregate of 145,000 shares with an exercise price based on the fair market value of the common stock on the date of the grant to the executive officers, including option grants for an aggregate of 25,000 shares to the Chief Executive Officer. These options generally vest annually over five years in one-fifth increments. See "Option Grants for 1998."

HOW IS THE COMPANY ADDRESSING INTERNAL REVENUE CODE LIMITS ON DEDUCTIBILITY OF COMPENSATION?

         Section 162(m) of the Internal Revenue Code of 1986, enacted as part of the Omnibus Budget Reconciliation Act in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Company's Chief Executive Officer and four other most highly compensated executive officers. Compensation paid to these officers in excess of $1,000,000 that is not performance-based cannot be claimed by the Company as a tax deduction. The Compensation Committee believes it is appropriate to take into account the $1,000,000 limit on the deductibility of executive compensation and to seek to qualify executive compensation awards as performance-based compensation excluded from the $1,000,000 limit. Stock options and other equity-based incentives granted under the Company's stock incentive plans qualify as performance-based compensation. None of the executive officers received compensation in 1998 that would exceed the $1,000,000 limit on deductibility. The Committee has not determined whether it will approve any compensation arrangements that will cause the $1,000,000 limit to be exceeded in the future.

                                     E. Townes Duncan, Chairman
                                     Joshua Bekenstein

                                PERFORMANCE GRAPH

         The following graph compares the Company's cumulative total stockholder return on its common stock from July 27, 1998 (when the Company's common stock commenced public trading following the merger) through December 31, 1998 with the cumulative total return of the following:

         - the University of Chicago Graduate School of Business Center for Research in Security Prices ("CRSP") Index for Nasdaq Stock Market (U.S. Companies) ("Nasdaq - U.S.") and
         - the CRSP Total Return Index for Standard Industrial Classification ("SIC") Codes 8350 to 8359 ("Nasdaq SIC 8350-8359"), which includes Child Daycare Services (8350 and
                  8351).

         The graph assumes that $100 was invested on July 27, 1998 in the Company's common stock and each index, and that all dividends, if any, were reinvested.

                                     [GRAPH]









--------------------------------------------------------------------------------
                                            7/27/98            12/31/98
--------------------------------------------------------------------------------
Bright Horizons Family Solutions            $  100.0            107.5
--------------------------------------------------------------------------------
Nasdaq - U.S.                               $  100.0            115.1
--------------------------------------------------------------------------------
Nasdaq SIC 8350-8359                        $  100.0             93.4
--------------------------------------------------------------------------------

     ITEM 2--APPROVAL OF THE 1998 STOCK INCENTIVE PLAN, AS AMENDED, FOR THE PURPOSES OF SECTION 162(M) OF THE INTERNAL REVENUE CODE

         An item will be presented at the annual meeting to approve the Company's 1998 Stock Incentive Plan, as amended. The plan was originally adopted by the Board of Directors of the Company on June 16, 1998 and approved by the Company's two stockholders at the time, CorporateFamily Solutions and Bright Horizons, on July 8, 1998, prior to the merger. On September 18, 1998, the plan was amended by the Board of Directors.

         Section 162(m) of the Internal Revenue Code generally disallows a corporate deduction for compensation over $1.0 million paid to a company's chief executive officer and any of the four other most highly compensated officers. The $1.0 million limitation applies to amounts realized on the exercise of stock options, unless, among other conditions, the options are granted pursuant to a plan that has been approved by the company's public stockholders. Although the 1998 Stock Incentive Plan was approved by the Company's two stockholders prior to the merger, the plan has not been approved by the Company's public stockholders. The Board of Directors is submitting the 1998 Stock Incentive Plan, as amended, for approval by the Company's stockholders to ensure compliance with Section 162(m) of the Internal Revenue Code.

         If the amended plan is not approved by the Company's stockholders, the plan and options previously granted or granted in the future under the plan will not be affected. The Company will not, however, be permitted to deduct compensation over $1.0 million realized by certain employees in connection with their exercise of certain options granted under the plan. The Board of Directors believes that it is in the best interest of the Company and its stockholders to approve the plan, as amended. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THIS ITEM.

SUMMARY OF THE MATERIAL PROVISIONS OF THE PLAN

         The following summary of the material provisions of the 1998 Stock Incentive Plan, as amended, is qualified in its entirety by reference to the text of the plan, which is attached to this proxy statement as Exhibit A.

         GENERALLY. Under the 1998 Stock Incentive Plan, the Compensation Committee of the Board of Directors of the Company has the authority to grant to officers, other key employees, outside directors (directors who are not officers or employees of the Company) and consultants of the Company the following types of awards: (1) stock options; (2) restricted stock; and/or (3) other stock-based awards.

         The aggregate number of shares of common stock that may be issued under the plan is 1,500,000 shares. Of that number, only 100,000 shares may be issued pursuant to the exercise of options granted to outside directors. The maximum number of shares of common stock for which awards may be made under the plan to any officer of the Company or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Internal Revenue Code is 200,000 during any single fiscal year. As of April 1, 1999, options to purchase an aggregate of 548,333 shares were outstanding under the plan, and options relating to an aggregate of 30,120 shares of common stock had been exercised. Accordingly, 921,457 shares of common stock are currently available for issuance under the plan.

         Any shares as to which an option or other award expires, lapses unexpired, or is forfeited, terminated, or canceled may become subject to a new option or other award. The plan will terminate on, and no award may be granted later than, July 26, 2008, but the exercise date of awards granted prior to such tenth anniversary may extend beyond such date.

         AUTOMATIC GRANTS TO OUTSIDE DIRECTORS. The plan also provides for automatic grants of non-qualified stock options to outside directors of the Company. Options to purchase 5,000 shares of common stock were automatically granted to each person serving as an outside director at the first board meeting following the merger. Additionally, each director who is first elected to the Board of Directors will automatically receive an option to purchase 5,000 shares of common stock. On the date of each annual meeting of stockholders, each outside director will receive an option to purchase 1,000 shares of common stock, so long as the director did not miss more than one board meeting in the preceding twelve months.

         All options automatically granted to an outside director will enable the optionee to purchase shares of common stock at the fair market value of the common stock on the date of grant. Outside directors will not be able to transfer or assign their options without the prior written consent of the Board of Directors of the Company other than (i) transfers by the optionee to a member of his or her immediate family or a trust for the benefit of the optionee or a member of his or her immediate family or (ii) transfers by will or by the laws of descent and distribution. Options automatically granted to outside directors will have a term of ten years from the date of grant. The exercise price may be paid in cash, shares of common stock, or a combination thereof.

         STOCK OPTIONS. Incentive stock options and non-qualified stock options may be granted for such number of shares as the Compensation Committee may determine and may be granted alone, in addition to, or in tandem with other awards under the plan or cash awards outside the plan. A stock option will be exercisable at such times and subject to such terms and conditions as the Compensation Committee will determine. The term may not be more than ten years after the date of grant (five years in the case of incentive stock options for certain 10% stockholders). The option price for an incentive stock option will not be less than 100% (110% in the case of certain 10% stockholders) of the fair market value of common stock as of the date of grant and for any non-qualified stock option will not be less than 50% of the fair market value as of the date of grant. Incentive stock options granted under the plan may not be transferred or assigned other than by will or by the laws of descent and distribution. Non-qualified stock options may not be transferred or assigned without the prior written consent of the Compensation Committee other than (i) transfers by the optionee to a member of his or her immediate family or a trust for the benefit of the optionee or a member of his or her immediate family or (ii) transfers by will or by the laws of descent and distribution.

         RESTRICTED STOCK. Restricted stock awards may be granted alone, in addition to, or in tandem with other awards under the plan or cash awards made outside the plan. The provisions attendant to a grant of restricted stock may vary from participant to participant. In making an award of restricted stock, the Compensation Committee will determine the periods during which the restricted stock is subject to forfeiture and may provide such other awards designed to guarantee a minimum value for such stock. The Compensation Committee may also impose such other conditions and restrictions on the shares of restricted stock as it deems appropriate, including the attainment of specified performance goals or such other factors as the Compensation Committee may determine. The Compensation Committee may provide that such restrictions will lapse with respect to specified percentages of the awarded shares of restricted stock on successive future dates. During the restriction period, the employee or consultant may not sell, transfer, pledge, or assign the restricted stock, but will be entitled to vote the restricted stock and to receive, at the election of the Compensation Committee, cash or deferred dividends.

         OTHER STOCK-BASED AWARDS. The Compensation Committee also may grant other types of awards, such as performance shares, convertible preferred stock, convertible debentures, exchangeable securities and common stock awards or options valued by reference to earnings by share or performance of the Company's subsidiaries. These awards may be granted alone, in addition to, or in tandem with, stock options, restricted stock, or cash awards outside of the plan. Awards will be made upon such terms and conditions as the Compensation Committee may determine.

         EFFECTS OF A CHANGE IN CONTROL. If there is a change of control or a potential change of control of the Company, any stock options that are not then exercisable, will become fully exercisable and vested and the restrictions and deferral limitations applicable to restricted stock and other stock-based awards may lapse and such shares and awards will be deemed fully vested. For purposes of the plan, a change of control is defined generally to include

         - any person or entity, other than the Company or a wholly-owned subsidiary of the Company, becoming the beneficial owner of the Company's securities having 35% or more of the combined voting power of the then outstanding securities that may be cast for the election of directors;

         - in connection with a cash tender, exchange offer, merger, or other business combination, sale of assets, or contested election, less than 40% of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors being held in the aggregate by the holders of the Company's securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; and

         - during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board of Directors ceasing to constitute at least a majority thereof, unless the election of each director first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

         Stock options, restricted stock, and other stock-based awards will, unless otherwise determined by the Compensation Committee in its sole discretion, be cashed out on the basis of the change in control price (as defined in the plan and as described below). The change of control price will be the highest price per share paid in any transaction reported on The Nasdaq National Market or paid or offered to be paid in any bona fide transaction relating to a change in control or potential change in control at any time during the immediately preceding 60-day period, as determined by the Compensation Committee.

         AMENDMENTS AND TERMINATION. The Board of Directors of the Company may amend, alter, or discontinue the plan, provided that no amendment may be made that would impair the rights of an optionee or participant under an award made under the plan without the participant's consent.

OPTIONS GRANTED UNDER THE PLAN

         Because awards under the plan are at the discretion of the Compensation Committee, the benefits that will be awarded under the plan to persons other than outside directors are not currently determinable. The following table shows as to each of the named executive officers, as to all executive officers of the Company as a group, as to all outside directors as a group, and as to all other employees as a group, the aggregate number of shares of common stock subject to options granted under the plan, excluding options that have been canceled or forfeited unexercised, and the weighted average per share exercise price. As of April 1, 1999, the market value of a share of common stock based on the closing price for such stock on The Nasdaq National Market was $21.6875.

----------------------------------------------------------------------------------------
                                                                       Average Exercise
                         Name                          Options(#)     Price Per Share($)
-----------------------------------------------        ----------     ------------------
Linda A. Mason, Chairman of the Board .........          25,000             19.0
Marguerite W. Sallee, Chief Executive Officer .          25,000             19.0
Roger H. Brown, President .....................          25,000             19.0
Michael E. Hogrefe, Chief Financial Officer ...          25,000             19.0
Mary Ann Tocio, Chief Operating Officer .......          27,000             19.0
Stephen I. Dreier, Chief Administrative Officer
and Secretary..................................          18,000             19.0
All executive officers as a group (6 persons) .         145,000             19.0
Current outside directors (8 persons) .........          30,000           21.625
All other employees as a group ................         403,453            18.36
----------------------------------------------------------------------------------------

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of certain U.S. Federal income tax aspects of options awarded under the plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and the exact tax consequences to any grantee will depend upon his or her particular circumstances and other facts. The plan participants must consult their tax advisors with respect to any state, local, and foreign tax considerations or particular federal tax implications of options granted under the plan.

         INCENTIVE STOCK OPTIONS. Neither the grant nor the exercise of an incentive stock option will result in taxable income to the employee. The tax treatment on sale of shares of common stock acquired upon exercise of an incentive stock option depends on whether the holding period requirement is satisfied. The holding period is met if the disposition of the employee occurs (i) at least two years after the date of grant of the option; (ii) at least one year after the date the shares were transferred to the employee; and (iii) while the employee remains employed by the Company or not more than three months after his or her termination of employment (or not more than one year in the case of a disabled employee). In the case of a deceased employee, the incentive stock option may be exercised by the deceased employee's legal representative or heir provided the option was an incentive stock option in the hands of the deceased employee and the deceased employee was employed at the Company for at least three months before his or her death. However, the plan limits the right of the legal representative of any deceased employee to exercise an option to one year following death. If the holding period requirement is satisfied, the excess of the amount realized upon sale of the shares of common stock acquired upon the exercise of the incentive stock option over the price paid for these shares will be treated as a capital gain. If the employee disposes of the common stock acquired upon the exercise of the incentive stock option before the holding period requirement is met (a "disqualifying disposition"), the excess of the fair market value of the shares on the date of exercise or, if less, the fair market value on the date of disposition, over the exercise price will be taxable as ordinary compensation income to the employee at the time of disposition, and the Company will be entitled to a corresponding deduction. The balance of the gain, if any, will be a capital gain for the employee. Any capital gain recognized by the employee will be a long-term capital gain if the employee's holding period for the shares of common stock at the time of disposition is more than one year; otherwise it will be short-term.

         Although the exercise of an incentive stock option will not result in taxable income to the employee, the excess of the fair market value of the common stock on the date of exercise over the exercise price will be included in the employee's "alternative minimum taxable income" under the Internal Revenue Code. This inclusion might subject the employee to, or increase his or her liability for, the alternative minimum tax under Section 55 of the Internal Revenue Code.

         NONQUALIFIED STOCK OPTIONS. There will be no federal income tax consequences to the Company or to the grantee upon the grant of non-qualified stock options under the plan. However, upon the exercise of a non-qualified stock option under the plan, the grantee will recognize ordinary compensation income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the employee realizes ordinary income. If the shares of common stock so acquired are later sold or exchanged, the difference between the amount realized from such sale or exchange and the fair market value of such stock on the date of exercise of the option is generally taxable as long-term or short-term capital gain or loss depending upon the length of time the common stock has been held after such date.

         EXERCISE WITH SHARES. A grantee who pays the exercise price upon exercise of an incentive stock option or non-qualified stock option, in whole or in part, by delivering shares of common stock already owned by him or her will realize no gain or loss for federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above. Shares of common stock acquired upon exercise that are equal in number to the shares surrendered will have a tax basis equal to the tax basis of the shares surrendered, and (except as noted below with respect to disqualifying dispositions) the holding period of such shares will include the holding period of shares surrendered. In the case of an non-qualified stock option, the basis of additional shares received upon exercise of the non-qualified stock option will be equal to the fair market value of such shares on the date of exercise, and the holding period for such additional shares will commence on the date the option is exercised. In the case of an incentive stock option, the tax basis of the additional shares received will be zero, and the holding period of such shares will commence on the date of the exchange. If any of the shares received upon exercise of the incentive stock option are disposed of within two years of the date of the grant of the incentive stock option or within one year after exercise, the shares with the lowest basis (i.e., zero basis) will be deemed to be disposed of first, and such disposition will be a disqualifying disposition giving rise to ordinary income as previously discussed above.

         RESTRICTED STOCK. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under
Section 83(b) of the Internal Revenue Code within 30 days of the grant of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, refund, or loss, for tax purposes only, in an amount equal to the purchase price of the forfeited shares regardless of whether she or he made a Section 83(b) election. With respect to the sale of shares after the forfeiture period has expired, the holding period to determine whether the participant has long-term or short-term capital gain or loss generally begins when the restriction period expires and the tax basis for such shares will generally be based on the fair market value of such shares on such date. If the participant makes an election under Section 83(b), however, the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of shares on such date (determined without regard to restrictions), and the Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable.

         DIVIDENDS AND DIVIDEND EQUIVALENTS. Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant, and will be deductible by the Company. If the participant makes a Section 83(b) election, however, the dividends will be taxable as ordinary income to the participant but will not be deductible by the Company.

         OTHER STOCK-BASED AWARDS. The federal income tax treatment of other stock-based awards will depend on the nature of any such award and the restrictions applicable to such award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted stock, or in a manner not described herein.

         The plan is not intended to be a "qualified plan" under Section 401(a) of the Internal Revenue Code.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The federal securities laws require the Company's directors and executive officers, and persons who own more than 10% of the Company's capital stock, to file initial reports of ownership and reports of changes in ownership of any securities of the Company with the SEC, The Nasdaq National Market and the Company.

         Based solely upon a review of filings with the SEC and written representations that no other reports were required, the Company believes that all of the Company's directors and executive officers complied during 1998 with their reporting requirements, with the exception of a late filing made by Mr. Duncan in mid-August 1998 relating to a transaction in July 1998. Additionally, the Company has not received any filings from, and is not aware of any filings made by, Essex Investment Management Company or John McStay Investment Counsel, each of which has reported beneficial ownership of more than 10% of the Company's common stock from time to time.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Company has appointed Arthur Andersen LLP as the Company's independent public accountants for 1999. Arthur Andersen LLP has audited the accounts of the Company since the merger and served as independent public accountants to CorporateFamily Solutions since 1994. A representative of Arthur Andersen LLP is expected to be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

                             ADDITIONAL INFORMATION

         STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING. Pursuant to Rule 14a-8(e) of the Securities Exchange Act of 1934, stockholder proposals submitted in accordance with applicable rules and regulations for presentation at the Company's next annual meeting and received at the Company's executive offices no later than December 21, 1999 will be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting.

         For other stockholder proposals to be timely (but not considered for inclusion in the Company's proxy statement), a stockholder's notice must be received at the Company's executive offices not less than 60 days nor more than 90 days prior to the date of the next annual meeting and should otherwise comply with the advance notice provisions of the Company's bylaws. For proposals that are not timely filed, the Company retains discretion to vote proxies it receives. For proposals that are timely filed, the Company retains discretion to vote proxies it receives provided (1) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (2) the proponent does not issue a proxy statement.

         PROXY SOLICITATION COSTS. The proxies being solicited hereby are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

         FINANCIAL STATEMENTS AVAILABLE. A copy of the Company's 1998 Annual Report to Stockholders containing audited financial statements accompanies this Proxy Statement. The 1998 Annual Report does not constitute a part of the proxy solicitation material.

         Upon written request to the Company's Chief Financial Officer, Bright Horizons Family Solutions, Inc., 209 Tenth Avenue South, Suite 300, Nashville, Tennessee 37027, the Company will provide, without charge, copies of the Company's annual report to the Securities and Exchange Commission on Form 10-K.

                                                                       EXHIBIT A



                     BRIGHT HORIZONS FAMILY SOLUTIONS, INC.

                            1998 STOCK INCENTIVE PLAN

SECTION 1.  PURPOSE; DEFINITIONS.

         The purpose of the Bright Horizons Family Solutions, Inc. 1998 Stock Incentive Plan (the "Plan") is to enable Bright Horizons Family Solutions, Inc. (the "Company") to attract, retain and reward key employees of and consultants to the Company and its Subsidiaries and Affiliates, and directors who are not also employees of the Company, and to strengthen the mutuality of interests between such key employees, consultants, and directors by awarding such key employees, consultants, and directors performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash. The creation of the Plan shall not diminish or prejudice other compensation programs approved from time to time by the Board.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         A. "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

         B. "Board" means the Board of Directors of the Company.

         C. "Cause" has the meaning provided in Section 5(j) of the Plan.

         D. "Change in Control" has the meaning provided in Section 9(b) of the Plan.

         E. "Change in Control Price" has the meaning provided in Section 9(d) of the Plan.

         F. "Common Stock" means the Company's Common Stock, par value $.01 per share.

         G. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         H. "Committee" means the Committee referred to in Section 2 of the Plan.

         I. "Company" means Bright Horizons Family Solutions, Inc., a corporation organized under the laws of the State of Delaware or any successor corporation.

         J. "Disability" means disability as determined under the Company's Group Long Term Disability Insurance Plan.

         K. "Early Retirement" means retirement, for purposes of this Plan with the express consent of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Company then in effect or as may be approved by the Committee.

         L. "Effective Date" has the meaning provided in Section 13 of the Plan.

         M. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         N. "Fair Market Value" means with respect to the Common Stock, as of any given date or dates, unless otherwise determined by the Committee in good faith, the reported closing price of a share of Common Stock on the NASDAQ-National Market or such other market or exchange as is the principal trading market for the Common Stock, or, if no such sale of a share of Common Stock is reported on the NASDAQ-National Market or other exchange or principal trading market on such date, the fair market value of a share of Common Stock as determined by the Committee in good faith.

         O. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         P. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

         Q. "Non-Employee Director" means a member of the Board who is a Non-Employee Director within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act and an outside director within the meaning of Treasury Regulation Sec. 162-27(e)(3) promulgated under the Code.

         R. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         S. "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

         T. "Other Stock-Based Award" means an award under Section 7 below that is valued in whole or in part by reference to, or is otherwise based on, the Common Stock.

         U. "Outside Director" means a member of the Board who is not an officer or employee of the Company or any Subsidiary or Affiliate of the Company.

         V. "Outside Director Option" means an award to an Outside Director under Section 8 below.

         W. "Plan" means this Bright Horizons Family Solutions, Inc. 1998 Stock Incentive Plan, as amended from time to time.

         X. "Restricted Stock" means an award of shares of Common Stock that is subject to restrictions under Section 6 of the Plan.

         Y. "Restriction Period" has the meaning provided in Section 6 of the Plan.

         Z. "Retirement" means Normal or Early Retirement.

         AA. "Section 162(m) Maximum" has the meaning provided in Section 3(a) hereof.

         BB. "Stock Option" or "Option" means any option to purchase shares of Common Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

         CC. "Subsidiary" means any company (other than the Company) in an unbroken chain of companies beginning with the Company if each of the companies (other than the last company in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in the chain.

SECTION 2.  ADMINISTRATION.

         The Plan shall be administered by a Committee of not less than two Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan may be exercised by an existing Committee of the Board composed exclusively of Non-Employee Directors. The initial Committee shall be the Compensation Committee of the Board. In the event there are not at least two Non-Employee Directors on the Board, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board.

         The Committee shall have authority to grant, pursuant to the terms of the Plan, to officers, other key employees, Outside Directors and consultants eligible under Section 4: (i) Stock Options,(ii) Restricted Stock, and/or (iii) Other Stock-Based Awards; provided, however, that the power to grant and establish the terms and conditions of awards to Outside Directors under the Plan other than pursuant to Section 8 shall be reserved to the Board.

         In particular, the Committee, or the Board, as the case may be, shall have the authority, consistent with the terms of the Plan:

                  (a) to select the officers, key employees and Outside Directors of and consultants to the Company and its Subsidiaries and Affiliates to whom Stock Options, Restricted Stock, and/or Other Stock-Based Awards may from time to time be granted hereunder;

                  (b) to determine whether and to what extent Stock Options, Restricted Stock, and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible persons;

                  (c) to determine the number of shares to be covered by each such award granted hereunder;

                  (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by Section 10 hereof;

                  (e) to determine whether and under what circumstances a Stock Option may be settled in cash or Restricted Stock under Section 5(k) or
         (l), as applicable, instead of Common Stock;

                  (f) to determine whether, to what extent, and under what circumstances Option grants and/or other awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis;

                  (g) to determine whether, to what extent, and under what circumstances shares of Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

                  (h) to determine whether to require payment of tax withholding requirements in shares of Common Stock subject to the award; and

                  (i) to impose any holding period required to satisfy Section 16 under the Exchange Act.

         The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

         All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3.  SHARES OF COMMON STOCK SUBJECT TO PLAN.

         (a) As of the Effective Date, the aggregate number of shares of Common Stock that may be issued under the Plan shall be 1,500,000 shares. Of the total number of shares that may be issued under the Plan, an aggregate of 100,000 shares shall be reserved for issuance under Section 8 hereof, subject to increases at the discretion of the Board. The shares of Common Stock issuable under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. No officer of the Company or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive awards pursuant to this Plan relating to in excess of 200,000 shares of Common Stock in any fiscal year (the "Section 162(m) Maximum").

         (b) If any shares of Common Stock that have been optioned cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Restricted Stock or Other Stock-Based Award granted hereunder are forfeited prior to the payment of any dividends, if applicable, with respect to such shares of Common Stock, or any such award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

         (c) In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split or other change in corporate structure affecting the Common Stock, an appropriate substitution or adjustment shall be made in the maximum number of shares that may be awarded under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number of shares underlying Outside Director Options to be granted under Section 8 hereof, the
Section 162(m) Maximum and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.

SECTION 4.  ELIGIBILITY.

         Officers, other key employees and Outside Directors of and consultants to the Company and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan. Outside Directors are eligible to receive awards pursuant to
Section 8 and as otherwise determined by the Board.

SECTION 5.  STOCK OPTIONS.

         Stock Options may be granted alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options may be granted only to individuals who are employees of the Company or any Subsidiary of the Company.

         Subject to the foregoing, the Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options.

         Options granted to officers, key employees, Outside Directors and consultants under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

                  (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% (or, in the case of any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries, not less than 110%) of the Fair Market Value of the Common Stock at grant, in the case of Incentive Stock Options, and not less than 50% of the Fair Market Value of the Common Stock at grant, in the case of Non-Qualified Stock Options.

                  (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years (or, in the case of an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries or parent companies, more than five years) after the date the Option is granted.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that except as provided in Section 5(f) and (g), Section 8 and Section 9, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. The Committee may provide that a Stock Option shall vest over a period of future service at a rate specified at the time of grant, or that the Stock Option is exercisable only in installments. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

                  (d) Method of Exercise. Subject to whatever installment exercise restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or (except in the case of an Incentive Stock Option) after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the optionee and held by the optionee for at least six months or, in the case of a Non-Qualified Stock Option, shares of Restricted Stock or shares subject to such Option or another award hereunder (in each case valued at the Fair Market Value of the Common Stock on the date the Option is exercised). If payment of the exercise price is made in part or in full with Common Stock, the Committee may award to the employee a new Stock Option to replace the Common Stock which was surrendered. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Common Stock received upon the exercise shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee, in its sole discretion, at or after grant. No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 12(a).

                  (e) Transferability of Options. Except as provided by the Committee, no Non-Qualified Stock Option shall be transferable by the optionee other than (i) transfers by the Optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution. No Incentive Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

                  (f) Termination by Death. Subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee) by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (g) Termination by Reason of Disability. Subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) two years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) one year from the date of termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter, in the case of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of any period that would apply if such Stock Option were a Non-Qualified Stock Option, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

                  (h) Termination by Reason of Retirement. Subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) one year (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) three months from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the event of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of the period that would apply if such Stock Option were a Non-Qualified Stock Option, the option will thereafter be treated as a Non-Qualified Stock Option.

                  (i) Other Termination. Subject to Section 5(j), unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or (except in the case of an Incentive Stock Option) after grant, (a) if an optionee's employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement, or (b) if an optionee voluntarily terminates employment (except for Disability, Normal or Early Retirement) with the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option's term, but with respect to an involuntary termination, only if the involuntary termination is without Cause. For purposes of this Plan, "Cause" means (i) a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or (ii) a participant's willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

                  (j) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422. No Incentive Stock Option shall be granted to any participant under the Plan if such grant would cause the aggregate Fair Market Value (as of the date the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by such participant during any calendar year (under all such plans of the Company and any Subsidiary) to exceed $100,000. To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

                                    (i) if (x) a participant's employment is
                           terminated by reason of death, Disability, or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(f),
                           (g) or (h), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such Option that is immediately exercisable as an "Incentive Stock Option" during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

                                    (ii) if the exercise of an Incentive Stock
                           Option is accelerated by reason of a Change in Control, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

                  (k) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Common Stock, or Restricted Stock an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

                  (l) Settlement Provisions. If the option agreement so provides at grant or (except in the case of an Incentive Stock Option) is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Restricted Stock determined without regards to the forfeiture restrictions involved.

                  (m) Termination of Consultant. The Committee shall have discretion in determining when a termination under Sections 5(f), (g),
         (h) or (i) above shall occur with respect to a consultant's relationship with the Company.

SECTION 6.  RESTRICTED STOCK.

                  (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded to any person, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 6(b)), the time or times within which such awards may be subject to forfeiture, and the other terms, restrictions and conditions of the awards in addition to those set forth in Section 6(c). The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

                  (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

                           (i) The purchase price for shares of Restricted Stock
                  shall be established by the Committee and may be zero.

                           (ii) Awards of Restricted Stock must be accepted
                  within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 6(b)(i).

                           (iii) Each participant receiving a Restricted Stock
                  award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

                           (iv) The Committee shall require that the stock
                  certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such award.

                  (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 6 shall be subject to the following restrictions and conditions:

                           (i) In accordance with the provisions of this Plan
                  and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance, such other factors or criteria as the Committee may determine in its sole discretion.

                           (ii) Except as provided in this paragraph (ii) and
                  Section 6(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 12(e), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Pursuant to Section 3 above, stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued. If the Committee so determines, the award agreement may also impose restrictions on the right to vote and the right to receive dividends.

                           (iii) Subject to the applicable provisions of the
                  award agreement and this Section 6, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

                           (iv) If and when the Restriction Period expires
                  without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

                  (d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Common Stock to the recipient of a restricted stock award, subject to such performance, future service, deferral, and other terms and conditions as may be specified by the Committee.

SECTION 7.  OTHER STOCK-BASED AWARDS.

                  (a) Administration. Other Stock-Based Awards, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Common Stock awards or options valued by reference to earnings per share or Subsidiary performance, may be granted either alone, in addition to, or in tandem with Stock Options, or Restricted Stock granted under the Plan and cash awards made outside of the Plan; provided that no such Other Stock-Based Awards may be granted in tandem with Incentive Stock Options if that would cause such Stock Options not to qualify as Incentive Stock Options pursuant to Section 422 of the Code. Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Common Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

                  (b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 8 shall be subject to the following terms and conditions:

                           (i) Shares subject to awards under this Section 7 and
                  the award agreement referred to in Section 7(b)(v) below, may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

                           (ii) Subject to the provisions of this Plan and the
                  award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this
                  Section 7 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

                           (iii) Any award under Section 7 and any shares of
                  Common Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee in its sole discretion.

                           (iv) In the event of the participant's Retirement,
                  Disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 7.

                           (v) Each award under this Section 7 shall be
                  confirmed by, and subject to the terms of, an agreement or other instrument by the Company and the participant.

                           (vi) Common Stock (including securities convertible
                  into Common Stock) issued on a bonus basis under this Section 7 may be issued for no cash consideration. Common Stock (including securities convertible into Common Stock) purchased pursuant to a purchase right awarded under this Section 7 shall be priced at least 85% of the Fair Market Value of the Common Stock on the date of grant.

SECTION 8.  AWARDS TO OUTSIDE DIRECTORS.

                  (a) The provisions of this Section 8 shall apply only to awards to Outside Directors in accordance with this Section 8. The Committee shall have no authority to determine the timing of or the terms or conditions of any award under this Section 8.

                  (b) Each Outside Director who is serving on the Board of Directors on the date of the first meeting of the Board of Directors on or after the Effective Date of this Plan or who is first elected to the Board of Directors thereafter, will receive an automatic grant of a non-qualified stock option to purchase 5,000 shares of Common Stock on the earlier of the date of the first meeting of the Board of Directors after the Effective Date of this Plan or the date of election. On the date of each Annual Meeting of Stockholders of the Company, each Outside Director will receive an automatic grant of a non-qualified stock option to purchase 1,000 shares of Common Stock, but only if such Outside Director failed to attend no more than one regularly scheduled meeting of the Board of Directors in the preceding twelve (12) months. The exercise price of each option granted pursuant to this Section 8(b) shall equal the Fair Market Value of such Common Stock on the date of grant.

                  (c) Each Outside Director Option shall vest and become exercisable with respect to one-third of such shares on the date of grant, and with respect to an additional one-third of such shares on each of the first and second anniversaries of the date of grant, but shall not be exercisable prior to such vesting. Each Outside Director Option shall expire, if unexercised, on the tenth anniversary of the date of grant. The exercise price may be paid in cash or in shares of Common Stock, including shares of Common Stock subject to the Outside Director Option.

                  (d) Outside Director Options shall not be transferable without the prior written consent of the Board other than (i) transfers by the optionee to a member of his or her Immediate Family or a trust for the benefit of optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution.

                  (e) Grantees of Outside Director Options shall enter into a stock option agreement with the Company setting forth the exercise price and other terms as provided herein.

                  (f) The termination of Outside Director Options shall be governed by the provisions of Sections 5(f), 5(h) and 5(i) hereof as if Outside Directors were employees of the Company, except that any determination to accelerate the vesting of an Outside Director Option will be made by the Board and not by the Committee.

                  (g) Outside Director Options shall be subject to Section 9. The number of shares and the exercise price per share of each Outside Director Option shall be adjusted automatically in the same manner as the number of shares and the exercise price for Stock Options under
         Section 3 hereof at any time that Stock Options are adjusted as provided in Section 3.

                  (h) Any applicable withholding taxes shall be paid in shares of Common Stock subject to the Outside Director Option valued as the Fair Market Value of such shares unless the Company agrees to accept a payment in cash in the amount of such withholding taxes.

SECTION 9.  CHANGE IN CONTROL PROVISIONS.

                  (a) Impact of Event. In the event of:

                           (1) a "Change in Control" as defined in Section 9(b);
                  or

                           (2) a "Potential Change in Control" as defined in
                  Section 9(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination),

                           (i) Subject to the limitations set forth below in
                  this Section 9(a), the following acceleration provisions shall apply:

                                    (a) Any Stock Option or Outside Director
                           Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

                                    (b) The restrictions applicable to any
                           Restricted Stock and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

                           (ii) Subject to the limitations set forth below in
                  this Section 9(a), the value of all outstanding Stock Options, Restricted Stock, Outside Director Options and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Board or by the Committee in its sole discretion prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 9(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Board or Committee may determine prior to the Change in Control; provided, however, that this section (a)(ii) shall have no effect if its effect would preclude the pooling method of accounting for the specific transaction that resulted in a Change in Control (if the pooling method of accounting is proposed for such transaction).

                           (iii) The Board or the Committee may impose
                  additional conditions on the acceleration or valuation of any award in the award agreement.

                  (b) Definition of Change in Control. For purposes of Section 9(a), a "Change in Control" means the happening of any of the following:

                           (i) any person or entity, including a "group" as
                  defined in Section 13(d)(3) of the Exchange Act, other than the Company or a wholly-owned subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company's securities having 35% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or

                           (ii) as the result of, or in connection with, any
                  cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor Company or entity entitled to vote generally in the election of the directors of the Company or such other company or entity after such transaction are held in the aggregate by the holders of the Company's securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

                           (iii) during any period of two consecutive years,
                  individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

                  (c) Definition of Potential Change in Control. For purposes of
         Section 9(a), a "Potential Change in Control" means the happening of any one of the following:

                           (i) The approval by stockholders of an agreement by
                  the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 9(b); or

                           (ii) The acquisition of beneficial ownership,
                  directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Company representing 5% or more of the combined voting power of the Company's outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

                  (d) Change in Control Price. For purposes of this Section 9, "Change in Control Price" means the highest price per share paid in any transaction reported on the NASDAQ-National Market or such other exchange or market as is the principal trading market for the Common Stock, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which a cash out occurs under Section 9(a)(ii).

SECTION 10.  AMENDMENTS AND TERMINATION.

         The Board may at any time amend, alter or discontinue the Plan; provided, however, that, without the approval of the Company's stockholders, no amendment or alteration may be made which would (a) except as a result of the provisions of Section 3(c) of the Plan, increase the maximum number of shares that may be issued under the Plan or increase the Section 162(m) Maximum, (b) change the provisions governing Incentive Stock Options except as required or permitted under the provisions governing incentive stock options under the Code, or (c) make any change for which applicable law or regulatory authority (including the regulatory authority of the NYSE or any other market or exchange on which the Common Stock is traded) would require shareholder approval or for which shareholder approval would be required to secure full deductibility of compensation received under the Plan under Section 162(m) of the Code. No amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Restricted Stock, Other Stock-Based Award or Outside Director Option theretofore granted, without the participant's consent.

         The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices. Solely for purposes of computing the Section 162(m) Maximum, if any Stock Options or other awards previously granted to a participant are canceled and new Stock Options or other awards having a lower exercise price or other more favorable terms for the participant are substituted in their place, both the initial Stock Options or other awards and the replacement Stock Options or other awards will be deemed to be outstanding (although the canceled Stock Options or other awards will not be exercisable or deemed outstanding for any other purposes).

SECTION 11. UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 12. GENERAL PROVISIONS.

                  (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

                  (c) The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

                  (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The Committee may require withholding obligations to be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

                  (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

                  (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee.

                  (g) The members of the Committee and the Board shall not be liable to any employee or other person with respect to any determination made hereunder in a manner that is not inconsistent with their legal obligations as members of the Board. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

                  (h) In addition to any other restrictions on transfer that may be applicable under the terms of this Plan or the applicable award agreement, no Stock Option, Restricted Stock award, or Other Stock-Based Award or other right issued under this Plan is transferable by the participant without the prior written consent of the Committee, or, in the case of an Outside Director, the Board, other than (i) transfers by an optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family or (ii) transfers by will or by the laws of descent and distribution. The designation of a beneficiary will not constitute a transfer.

                  (i) The Committee may, at or after grant, condition the receipt of any payment in respect of any award or the transfer of any shares subject to an award on the satisfaction of a six-month holding period, if such holding period is required for compliance with Section 16 under the Exchange Act.

SECTION 13. EFFECTIVE DATE OF PLAN.

         The Plan shall be effective as of July 27, 1998 provided that it must be approved by a majority of the votes cast by the holders of the Company's Common Stock.

SECTION 14. TERM OF PLAN.

         No Stock Option, Restricted Stock award, Other Stock-Based Award or Outside Director Option award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but awards granted prior to such tenth anniversary may be extended beyond that date.

                               FIRST AMENDMENT TO

                     BRIGHT HORIZONS FAMILY SOLUTIONS, INC.

                            1998 STOCK INCENTIVE PLAN

         This First Amendment (this "Amendment") to the 1998 Stock Incentive Plan (the "Plan") is hereby established by Bright Horizons Family Solutions, Inc., a Delaware corporation (the "Company"), and adopted by its Board of Directors as of the 18th day of September, 1998 (the "Effective Date").

                                    RECITALS

         A. The Board of Directors of the Company (the "Board") previously approved, and the shareholders of the Company previously approved and adopted, the Plan.

         B. The Board has deemed that it is in the best interests of the Company to amend the Plan.

                                    AMENDMENT

         A. Section 8(c) of the Plan is hereby amended by replacing the first sentence of such section with the following sentence, "Each Outside Director Option shall vest and become exercisable with respect to one-third of such shares on the first anniversary of the date of grant, with respect to one-third on the second anniversary of the date of grant, and with respect to one-third on the third anniversary of the date of grant".

         B. Section 9(b)(ii) of the Plan is hereby amended by replacing the phrase "a majority" on the third line with "40%".

         C. Section 13 of the Plan is hereby amended by deleting the phrase "provided that it must be approved by a majority of the votes cast by the holders of the Company's common stock".

Date approved by the Board:  September 18, 1998

                                                                      Appendix A

                                          BRIGHT HORIZONS FAMILY SOLUTIONS, INC.

                                                  ANNUAL MEETING OF STOCKHOLDERS
                                                                   TO BE HELD ON

                                                                    May 20, 1999

                                                                           PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS:

The undersigned hereby appoints Marguerite W. Sallee and Stephen I. Dreier, or either of them, with full power of substitution, as proxies, and hereby authorizes them to represent and to vote, as designated, all of the shares of voting stock of Bright Horizons Family Solutions, Inc. held by the undersigned on April 1, 1999, at the Annual Meeting of Stockholders to be held at the Company's corporate offices, One Kendall Square, Building 200, Cambridge, Massachusetts, on Thursday, May 20, 1999 at 10:00 a.m. (EST) and any adjournment(s) thereof.


                      See reverse for voting instructions.

                            -- Please detach here --

--------------------------------------------------------------------------------
1. Election of Directors.

     / / FOR all nominees listed below (except as marked to the contrary below.)

         Class I (2002)
         ---------------------
         Joshua Bekenstein
         JoAnne Brandes
         Roger H. Brown
         Robert D. Lurie


     To withhold authority to vote for any individual nominee, write that nominee's name in the space below:

     ------------------------------------
     / /  WITHHOLD AUTHORITY to vote for all nominees.

     2. Approval of the Company's 1998 Stock Incentive Plan, as amended.

          / / For      / / Against    / / Abstain

     In their discretion, the proxies are authorized to vote upon such business as may properly come before this meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     DATED: ------------------- 1999

     -------------------------------

     -------------------------------

     Signature(s) in Box
     Please sign exactly as name appears
     on your share certificates. Each
     joint owner must sign. When signing
     as attorney, executor, administrator,
     trustee or guardian, please give full
     title as such. If a corporation, please
     sign in full corporate name as authorized.
     If a partnership, please sign in partnership name by authorized person.

     PLEASE MARK, SIGN, DATE AND RETURN THIS
     PROXY PROMPTLY.

     -----------------------------------------------------
     PROXY #         ACCOUNT #       ISSUE OR ISSUER #
     -----------------------------------------------------